Certain portions of this exhibit (indicated by “[*****]”) have been omitted pursuant to Item 601(b)(10) of Regulation S-K.

AMENDMENT NO. 2, dated as of March 25, 2022, to CONVERTIBLE SENIOR SECURED DELAYED-DRAW CREDIT AGREEMENT (as amended by Amendment No. 1 thereto, dated as of February 2, 2022 and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Atlas Financial Holdings, Inc., American Insurance Acquisition Inc., Anchor Group Management Inc., Anchor Holdings Group, Inc, optOn Digital IP Inc., optOn Insurance Agency Inc., Plainview Premium Finance Company, Inc., jointly and severally (collectively, the “Credit Parties”), the Lenders (defined below) party hereto, and Sheridan Road Partners, LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
The parties hereby agree as follows:
1. Definitions, Etc. All terms used herein, unless otherwise defined, shall have the meanings ascribed thereto in the Credit Agreement. References to “Sections” in this Amendment are references to Sections of the Credit Agreement.
2. Amendment. The Credit Agreement is hereby amended by deleting Section 2.9(b) (Delayed Draws) and replacing it in its entirety as follows (newly added language in bold, italics, and underlined and deleted language in ~~bold and stricken~~):
(b) Delayed Draws. Concurrently with the funding of each Delayed-Draw Loan, if any, AFHI will issue to the Lenders in accordance with their respective Commitment Percentages, a fee (the “Delayed Draw Fee”) payable in the form of ~~1,125,000~~ 1,250,000 shares of AFHI Common Stock (the “Draw Fee Shares”) in accordance with delivery instructions provided by the Lender. The Delayed Draw Fee Shares shall, when issued, be fully paid and non-assessable and shall not be subject to any Lien or restriction on transfer other than restrictions arising by operation of law or included in AFHI’s Organization Documents. The Delayed Draw Fee shall be fully earned on the date of issuance of each Delayed-Draw Loan, and payable together with the issuance of each Delayed-Draw Loan.
3. Miscellaneous.
(a)Except as expressly provided in this Amendment No. 2, the Credit Documents in existence prior to the date hereof shall remain unmodified and in full force and effect.
(b)From and after the date hereof, all references to the Credit Agreement in the Credit Documents shall be deemed references to the Credit Agreement as amended and supplemented by this Amendment No. 2 and the Waiver Letters.
(c)This Amendment No. 2 is a Credit Document and the provisions of Sections 9.11, 9.14, 9.15, 9.16, 9.19 and 9.20 are incorporated herein by reference adjusted mutatis mutandis so that references to the Credit Agreement shall be deemed references to this Amendment No. 2.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be duly executed and delivered as of the date first above written.

ATLAS FINANCIAL HOLDINGS, INC.,
a Cayman Islands exempted company limited by shares
By:    /s/ Scott D. Wollney
Name:    Scott D. Wollney
Title:    President & CEO
ANCHOR GROUP MANAGEMENT INC.,
a New York corporation
By:     /s/ Scott D. Wollney
Name:    Scott D. Wollney
Title:    President & CEO
optON DIGITAL IP INC.,
a Delaware corporation
By:     /s/ Scott D. Wollney
Name:    Scott D. Wollney
Title:    President & CEO
UBI HOLDINGS INC.,
a Delaware corporation
By:     /s/ Scott D. Wollney
Name:    Scott D. Wollney
Title:    President & CEO

AMERICAN INSURANCE ACQUISITION INC., a Delaware corporation
By:     /s/ Scott D. Wollney
Name:    Scott D. Wollney
Title:    President & CEO
ANCHOR HOLDINGS GROUP, INC.,
a New York corporation
By:     /s/ Scott D. Wollney
Name:    Scott D. Wollney
Title:    President & CEO
optON INSURANCE AGENCY INC.,
a Delaware corporation
By:     /s/ Scott D. Wollney
Name:    Scott D. Wollney
Title:    President & CEO
PLAINVIEW PREMIUM FINANCE COMPANY, INC., a Delaware corporation

By:     /s/ Scott D. Wollney
Name:    Scott D. Wollney
Title:    President & CEO

[*****]
[Lender Signature Pages Omitted]